On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


------------------------------------------------------------------------ -----------------------------------------------------
Acquiring Fund                                                           Target Fund
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra-Short Duration Bond Fund Class A             Strong Advisor Short Duration Bond Fund Class A
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra-Short Duration Bond Fund Class B             Strong Advisor Short Duration Bond Fund Class B
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra-Short Duration Bond Fund Class C             Strong Advisor Short Duration Bond Fund Class C
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra-Short Duration Bond Fund Class Z             Strong Advisor Short Duration Bond Fund Class Z
------------------------------------------------------------------------ -----------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


----------------------------------------------------------------------- -------------------------------------------------------
Acquiring Fund                                                          Target Fund
----------------------------------------------------------------------- -------------------------------------------------------
----------------------------------------------------------------------- -------------------------------------------------------
Wells Fargo Advantage Strategic Income Fund Class A                     Strong Advisor Strategic Income Fund Class A
----------------------------------------------------------------------- -------------------------------------------------------
----------------------------------------------------------------------- -------------------------------------------------------
Wells Fargo Advantage Strategic Income Fund Class B                     Strong Advisor Strategic Income Fund Class B
----------------------------------------------------------------------- -------------------------------------------------------
----------------------------------------------------------------------- -------------------------------------------------------
Wells Fargo Advantage Strategic Income Fund Class C                     Strong Advisor Strategic Income Fund Class C
----------------------------------------------------------------------- -------------------------------------------------------